Exhibit 99.1

                                 AMENDMENT NO. 4
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into this 27th day of February, 2006, by and between STRATEX NETWORKS, INC., a Delaware corporation ("Borrower"), and SILICON VALLEY BANK ("Bank"). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

                                    RECITALS

        A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of January 21, 2004 (as amended, restated, modified and/or supplemented from time to time, the "Loan Agreement"), pursuant to which Bank agreed to extend and make available to Borrower certain advances of money.

        B. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan Agreement as set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

        1.      Amendments to Loan Agreement.

                1.1 Section 2.1.5 (Term Loan). Section 2.1.5(a) is hereby amended to read in its entirety as follows:

                (a) From the Closing Date through March 31, 2006, Bank shall make up to two (2) advances (each, a "Term Advance" and, collectively, "Term Advances") in an aggregate amount not to exceed the Term Loan Amount; provided however, any Term Advances with a Funding Date after the effective date of Amendment No. 4 to this Agreement (a "Term B Advance") shall not exceed $20,000,000 in the aggregate.

                1.2 Section 2.2 (Overadvances). Section 2.2 is hereby amended to read in its entirety as follows:

                If the Borrower's aggregate obligations under (a) the Term Advances under Section 2.1.5 exceed twice the Borrowing Base, or (b) Sections 2.1.1, 2.1.2, and 2.1.4 plus the FX Reserve under Section 2.1.3 and Term Advances under Section 2.1.5 exceed $50,000,000, then, in either case, Borrower must immediately pay Bank the excess.

                1.3 Section 2.3 (General Provisions Relating to the Advances and Term Advances). Section 2.3(b) is hereby amended to read in its entirety as follows:

                (b) Each Term Advance shall, at Borrower's option in accordance with the terms of this Agreement, be either in the form of a Fixed Rate Advance or a Floating Rate Advance; provided however, any Term B Advance shall bear interest at the fixed rate set forth in Section 3.7(c). Borrower shall pay interest accrued on the Term Advances at the rates and in the manner set forth in Section 2.6(a).

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                1.4     Section 3.7 (Calculation of Interest and Fees). Section
3.7(c) is hereby amended to read in its entirety as follows:

                (c) Fixed Rate Advances. (1) Fixed Rate Advances with a Funding Date prior to February __, 2006 accrue interest on the outstanding principal balance at a rate per annum equal to the 60-month Treasury Rate in effect on the Funding Date plus two and one-half percent (2.50%) and (2) Term B Advances accrue interest on the outstanding principal balance at a rate per annum equal to the 60-month Treasury Rate in effect on the Funding Date plus two and six-tenth of one percent (2.60%) ((1) and (2), each referred to as a "Fixed Rate"). Interest on each Fixed Rate Advance is payable monthly by debit to the Designated Deposit Account on each Term Advance Payment Date applicable to such Fixed Rate Advance.

                1.5 Section 6.7 (Financial Covenants). Section 6.7(a) is hereby amended to read in its entirety as follows:

                (a) Tangible Net Worth. As measured at the last day of each fiscal quarter of Borrower, Tangible Net Worth of at least $54,000,000 plus (i) twenty-five percent (25%) of net income, as determined in accordance with GAAP (exclusive of losses), and (ii) fifty percent (50%) of any increases to net worth due to Subordinated Debt or net equity proceeds from either private or public offerings (exclusive of issuance of stock under Borrower's employee benefit plans) for such quarter and all preceding quarters since December 31, 2005.

                1.6 Section 6.7 (Financial Covenants). Section 6.7(b) is hereby amended to read in its entirety as follows:

                (b) "Liquidity Coverage. As measured at the last day of each fiscal month of Borrower, a ratio of (1) unrestricted cash and Cash Equivalents plus (i) short-term and long-term, marketable securities of Borrower, plus (ii) twenty-five percent (25%) of Accounts minus (iii) outstanding Cash Management Services, and minus (iv) the FX Reserve divided by (2) the aggregate amount of the Obligations, of not less than 1.00 to 1.00 as measured at the last day of each calendar month through May 31, 2006 and 1.25:1.00 thereafter."

                1.7 Section 13 (Definitions). The definition of "Committed Revolving Line" is amended and restated in its entirety as follows:

                "Committed Revolving Line" is $50,000,000 minus the aggregate outstanding principal amount of all Term Advances.

                1.8 Section 13 (Definitions). The definition of "Revolving Maturity Date" is amended and restated in its entirety as follows:

                  "Revolving Maturity Date" is April 30, 2008.

                1.9 Section 13 (Definitions). The definition of "Tangible Net Worth" is amended and restated in its entirety as follows:

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

                "Tangible Net Worth" is, on any date, the Consolidated Total Assets of Borrower and its Subsidiaries minus (a) any amounts attributable to reserves not already deducted from assets; (b) restricted cash; and (c) Consolidated Total Liabilities.

                1.10 Section 13 (Definitions). A new definition of "Term B Advance" is inserted in its proper alphabetical order as follows:

                "Term B Advance" is defined in Section 2.1.5(a).

                1.11 Section 13 (Definitions). A new definition of "Term Loan Amount" is inserted in its proper alphabetical order as follows:

                "Term Loan Amount" is $34,583,333.

                1.12 COMPLIANCE CERTIFICATE. A new form of Compliance Certificate, attached hereto as Exhibit A, hereby replaces the existing form attached as Exhibit D to the Loan Agreement.

        2. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

                (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

                (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

                (c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

                (e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

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

        3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or
(b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

        4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

                4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

                4.2 Consents and approvals. Bank shall have received necessary consent from Borrower's shareholders (if required) and board of directors to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

                4.3 Good standing. Bank shall have received a good standing certificate of Borrower from the State of Delaware and a certificate of status/foreign corporation of Borrower from the State of California.

                4.4 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys' fees and reasonable expenses) incurred and invoiced through the date of this Amendment.

                4.5 Amendment Fee. Borrower shall have paid Bank an amendment fee in an amount equal to $240,000.

        5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

        6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

        7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAW.

                            [Signature page follows.]

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

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

     BORROWER:                  STRATEX NETWORKS, INC.
                                a Delaware corporation

                                By:            /s/ Carol A. Goudey
                                               --------------------------------
                                Printed Name:  Carol A. Goudey
                                               ---------------------------------
                                Title:         Treasurer and Assistant Secretary
                                               ---------------------------------

                                By:            /s/ Juan B. Otero
                                               ---------------------------------
                                Printed Name:  Juan B. Otero
                                               ---------------------------------
                                Title:         General Counsel and
                                               Assistant Secretary
                                               ---------------------------------

     BANK:                      SILICON VALLEY BANK

                                By:            /s/ Tom Smith
                                               ---------------------------------
                                Printed Name:  Tom Smith
                                               ---------------------------------
                                Title:         Senior Relationship Manager
                                               ---------------------------------

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

                                    EXHIBIT A

                             COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK                               Date:
        3003 Tasman Drive
        Santa Clara, CA 95054

FROM:   STRATEX NETWORKS, INC.

The undersigned Responsible Officer of Stratex Networks, Inc. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement dated January 21, 2004, between Borrower and Bank (as amended, the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and
(ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned Responsible Officer certifies that Borrower (x) has complied with Section 6.4 of the Agreement with respect to payment of taxes of Borrower and its Subsidiaries and
(y) does not have any legal actions pending or threatened against Borrower or any of its Subsidiaries which Borrower has not previously notified in writing to Bank pursuant to Section 6.2 of the Agreement. Attached are the required financial reports and calculation of financial covenants supporting the certification. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under "Complies" or "Occurrences" columns.

REPORTING COVENANT    REQUIRED                                       COMPLIES
------------------    --------                                      -----------
A/R and A/P agings    Monthly within 30 days                        Yes     No
Form 10-Q + CC        Quarterly within 5 days of filing with SEC    Yes     No
Form 10-K + CC        Annually within 5 days of filing with SEC     Yes     No

                                                                    OCCURRENCES*
                                                                    ------------
IP Infringements      Prompt                                        Yes     No
Material Litigation   Prompt                                        Yes     No

FINANCIAL COVENANT    REQUIRED                                 ACTUAL   COMPLIES
------------------    -----------------------------------    ---------  --------
Minimum Tangible      54,000,000 plus (i) twenty-five        $________  Yes  No
 Net Worth            percent (25%) of net income, as
 (Quarterly)          determined in accordance with
                      GAAP (exclusive of losses),
                      and (ii) fifty percent (50%) of
                      any increases to net worth due to
                      Subordinated Debt or net equity
                      proceeds from either private
                      or public offerings (exclusive of
                      issuances of stock under Borrower's
                      employee benefit plans) for such
                      quarter and all preceding quarters
                      since December 31, 2005.

Minimum Liquidity     1.00:1.00  through  May 30, 2006 and              Yes   No
 Ratio (Monthly)      _____:1.00 1.25:1.00 thereafter

*If yes, attached is a summary of the Material Litigation or IP Infringements not previously disclosed by Borrower.

Sincerely,

STRATEX NETWORKS, INC.

By:
        ---------------------------------------------
Name:
        ---------------------------------------------
Title:
        ---------------------------------------------


                                                     BANK USE ONLY

                                     Received by:
                                                  ------------------------------
                                                       AUTHORIZED SIGNER

                                     Date:
                                                  ------------------------------

                                     Verified:
                                                  ------------------------------
                                                      AUTHORIZED SIGNER

                                     Date:
                                                  ------------------------------

                                     Compliance Status:             Yes     No

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